SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 25, 2003

REEDS JEWELERS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-15247	56-1441702
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2525 South Seventeenth Street, Wilmington, North Carolina	28401
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:
(910) 350-3100

Not Applicable
(Former name or address, if changed since last report.)

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

None

     (b)  Pro Forma Financial Information

None

     (c)  Exhibits

99.1 Press Release of Reeds Jewelers, Inc. issued June 25, 2003.

Item 9. Regulation FD Disclosure

     The information set forth under this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On June 25, 2003, Reeds Jewelers, Inc. issued a press release reporting its financial results for the first quarter ended May 31, 2003. A copy of the release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REEDS JEWELERS, INC.

July 1, 2003	/s/ James R. Rouse

James R. Rouse
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release Dated June 25, 2003

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